EARNINGS PER SHARE - Summary of earnings per share (Details) - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Earnings Per Share [Abstract]
Net income	$ 223,214	$ 112,268	$ 461,847
Weighted average number of shares outstanding - basic (in shares)	199,911	199,924	200,685
Dilutive impact of stock options (in shares)	81	557	503
Weighted average number of shares outstanding - diluted (in shares)	199,992	200,481	201,188